Securities Act File No.   333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

DREYFUS INVESTMENT FUNDS
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on March 25, 2013 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

DREYFUS INVESTMENT FUNDS

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 7.	Voting Information	Proxy Statement Cover Page
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant
Statement of Additional Information of Dreyfus/The Boston Company Small Cap Value Fund, a series of the Registrant, dated March 1, 2012, as revised or amended May 1, 2012, June 18, 2012, July 30, 2012, October 1, 2012, November 1, 2012, January 1, 2013 and February 1, 2013(1)

Item 13.	Additional Information About the Fund Being Acquired
Statement of Additional Information of Dreyfus Small Cap Equity Fund, a series of Dreyfus Stock Funds, dated April 1, 2012, as revised or amended May 1, 2012, September 1, 2012, October 1, 2012, January 1, 2013 and February 1, 2013(2)

Item 14.	Financial Statements
Annual Report of Dreyfus/The Boston Company Small Cap Value Fund, a series of the Registrant, dated September 30, 2012(3); Annual Report of Dreyfus Small Cap Equity Fund, a series of Dreyfus Stock Funds, dated September 30, 2012(4)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings
_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A, filed on January 28, 2013 (File No. 33-8214).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on January 28, 2013 (File No. 333-100610).

(3)	Incorporated herein by reference to the Annual Report of Dreyfus/The Boston Company Small Cap Value Fund, a series of the Registrant, filed November 29, 2012 (File No. 811-4813).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus Small Cap Equity Fund, a series of Dreyfus Stock Funds, filed November 29, 2012 (File No. 811-21236).

DREYFUS SMALL CAP EQUITY FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Small Cap Equity Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), in exchange solely for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Stock Funds (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, is the investment adviser to the Fund.  TBCAM and Dreyfus are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of Class A or Class I shares of the Fund would receive Class A or Class I shares of the Acquiring Fund, respectively, with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  The Acquiring Fund, like the Fund, normally invests in equity securities of what it considers to be small-cap U.S. companies.  In addition, the Acquiring Fund's Class I shares have a lower total annual expense ratio than the Fund's Class I shares, and the Acquiring Fund's Class A shares are estimated to have a lower total annual expense ratio than Class A and Class C shares of the Fund.  The Acquiring Fund also had a better performance record than the Fund's shares for the one-, five- and ten-year periods ended December 31, 2012.  Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower total annual expense ratio and better performance record than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak President Dreyfus Stock Funds

March 26, 2013

TRANSFER OF THE ASSETS OF
DREYFUS SMALL CAP EQUITY FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS/THE BOSTON COMPANY SMALL CAP VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS SMALL CAP EQUITY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about August 9, 2013 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Small Cap Equity Fund (the "Fund").  You will receive Class A or Class I shares of the Acquiring Fund corresponding to your Class A or Class I shares of the Fund, respectively, with a value equal to the value of your investment in the Fund as of the Closing Date.  If you hold Class C shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Stock Funds (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management.  As of December 31, 2012, the Acquiring Fund had approximately $458 million and the Fund had approximately $106 million in net assets.  In addition, the Acquiring Fund's Class I shares have a lower total annual expense ratio than the Fund's Class I shares, and the Acquiring Fund's Class A shares are estimated to have a lower total annual expense ratio than Class A and Class C shares of the Fund.  The Acquiring Fund's Class I shares also had a better performance record than the Fund's shares for the one-, five- and ten-year periods ended December 31, 2012.  Past performance information is not available for Class A shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the proposed reorganization.  The reorganization also will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies.  Each fund seeks long-term growth of capital.  To pursue its goal, each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies.  The Acquiring Fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Russell 2000® Value Index as of the Index's most recent reconstitution date.  This would correspond to companies with total market capitalizations equal to or less than $2.608 billion as of May 31, 2012, the most recent reconstitution date of the Russell 2000 Value Index.  The Fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500TM Index as of the Index's most recent reconstitution date.  The Fund normally seeks to maintain an average market capitalization for its equity investments that approximates that of the Russell 2500 Index, as measured on a monthly basis.  As of May 31, 2012, the most recent reconstitution date of the Russell 2500 Index, the market capitalization of the largest company in the Index was $6.345 billion and the weighted average and median market capitalizations of the Index were appropriately $2.530 billion and $648 million, respectively.  As of December 31, 2012, the weighted average and median market capitalizations were $1.555 billion and $1.292 billion for the Acquiring Fund's portfolio, respectively, and $3.412 billion and $2.634 billion for the Fund's portfolio, respectively.

The Acquiring Fund's portfolio managers use fundamental research and qualitative analysis to select stocks for the Acquiring Fund.  They look for companies with strong competitive positions, high quality management and financial strength.  The portfolio managers use a variety of screening methods to identify small-cap companies that might be attractive investments for the Acquiring Fund.  Once attractive investments have been identified, the portfolio managers then use a consistent three-step fundamental research process to evaluate the stocks to (i) identify small-cap companies that are considered to be attractively priced relative to their earning potential, (ii) verify the strength of the underlying business position and (iii) identify a specific event or catalyst that has the potential to cause the stocks to appreciate in value.

The Fund's portfolio managers employ a value-based investment style for the Fund, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic values.  To select stocks for the Fund, the portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.

The portfolio managers for the Acquiring Fund and the Fund focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best.  The stock selection process for each fund is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth.

Dreyfus and The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus, are the investment advisers to the Acquiring Fund and the Fund, respectively, and provide the day-to-day management of the funds' investments.  Dreyfus also serves as the administrator to both the Acquiring Fund and the Fund.  MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Management currently estimates that approximately 46% of the Fund's portfolio securities may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $12.5 million in capital gains (approximately $3 per share) as a result of the sale of such portfolio securities.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS C SHARES OF THE FUND AND CLASS A SHARES OF THE ACQUIRING FUND?

If you hold Class C shares of the Fund, you will receive Class A shares of the Acquiring Fund with a value equal to the value of your Class C shares as of the Closing Date.  The attributes of the Acquiring Fund's Class A shares are the same as those of Class A shares of the Fund.  The principal differences between Class C shares of the Fund and Class A shares of the Acquiring Fund are their sales charges and fees.  Class A shares of each fund are subject to an initial sales charge of up to 5.75% of the offering price, which may be reduced or waived for certain Class A purchases.  Class C shares of the Fund are not subject to an initial sales charge, but are subject to a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Rule 12b-1 Plan").  Under the Rule 12b-1 Plan, the Fund pays MBSC a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to the Fund's Class C shares to finance the sale and distribution of such shares.  Class A shares of each fund are not subject to a Rule 12b-1 Plan.  Because the Rule 12b-1 fee is paid out of the Fund's assets attributable to Class C shares on an ongoing basis, over time it will increase the cost of an investment in Class C shares and may cost an investor more than paying other types of sales charges.  Additionally, Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge ("CDSC").  Class A shares of each fund purchased without an initial sales charge as part of an investment of $1 million or more may be charged a 1% CDSC if redeemed within one year of purchase.  No sales charge or CDSC will be imposed on Class C shares of the Fund or Class A shares of the Acquiring Fund received in exchange for Class C shares of the Fund as a result of the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Payroll Savings Plan, Dreyfus Dividend Options and Automatic Withdrawal Plan, that you currently have as a shareholder of the Fund.  Although the Acquiring Fund generally is closed to new investors, Fund shareholders who receive Class A or Class I shares of the Acquiring Fund in the reorganization will be eligible to make subsequent investments in the Acquiring Fund's Class A or Class I shares, respectively, after the consummation of the reorganization.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under their respective investment advisory agreements with TBCAM and Dreyfus, the Fund and the Acquiring Fund have each agreed to pay a fee at the annual rate of 0.80% of the value of its respective average daily net assets.  In addition, the Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.06% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the Acquiring Fund's average daily net assets in excess of $1 billion (but limited to the amount of Dreyfus' costs of providing administrative services to the Acquiring Fund).

Class I shares of the Acquiring Fund had a lower total annual expense ratio than Class I shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end, and Class A shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than Class A and Class C shares of the Fund.  Dreyfus and TBCAM have contractually agreed, with respect to each class of the Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.39% for Class A shares, 2.22% for Class C shares and 1.16% for Class I shares.  This agreement will continue in effect, with respect to each class of the Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.  If the proposed reorganization is consummated, Dreyfus will contractually agree to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A shares until at least August 31, 2014, so that the total annual expense ratio of the Acquiring Fund's Class A shares does not exceed the total annual expense ratio (after the existing expense cap undertaking) of the Fund's Class A shares as of its fiscal year ended September 30, 2012, which was 1.39%.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund's Class A shares will be subject to the applicable sales charge.  Additionally, any redemption of the Acquiring Fund's Class A shares subject to a CDSC received in the reorganization will be subject to the same CDSC as the redemption of the Fund's Class A shares subject to a CDSC, which would be calculated from the date of original purchase of Fund shares.  No CDSC will be imposed on any redemption of the Acquiring Fund's Class A shares received in the reorganization in exchange for Class C shares of the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has, with respect to its Class I shares, and is expected to have, with respect to its Class A shares, a lower total annual expense ratio than the Fund's Class I shares and the Fund's Class A and Class C shares, respectively.  In addition, the Acquiring Fund's Class I shares had a better performance record than the Fund's shares for the one-, five- and ten-year periods ended December 31, 2012.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS SMALL CAP EQUITY FUND

_______________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_______________________________________
To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Small Cap Equity Fund (the "Fund"), a series of Dreyfus Stock Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, May 29, 2013, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), in exchange solely for Class A and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on March 19, 2013 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher Secretary

New York, New York
March 26, 2013

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS SMALL CAP EQUITY FUND
(A Series of Dreyfus Stock Funds)

To and in Exchange for Class A and Class I Shares of

DREYFUS/THE BOSTON COMPANY SMALL CAP VALUE FUND
(A Series of Dreyfus Investment Funds)

PROSPECTUS/PROXY STATEMENT
MARCH [25], 2013
_______________________________________

Special Meeting of Shareholders
To Be Held on Wednesday, May 29, 2013

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Stock Funds (the "Trust"), on behalf of Dreyfus Small Cap Equity Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, May 29, 2013, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on March 19, 2013 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), in exchange solely for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class C or Class I Fund shares, with holders of Class C shares receiving Class A shares of the Acquiring Fund, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated March [25], 2013, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The Acquiring Fund and the Fund are open-end management investment companies.  The Acquiring Fund is advised by Dreyfus and the Fund is advised by The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus.  The funds have the same investment objective and substantially similar investment management policies.  Each fund seeks long-term growth of capital.  Each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies.  However, the investment practices and limitations of each fund are not identical.  The Acquiring Fund is a series of Dreyfus Investment Funds (the "Acquiring Trust").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated February 1, 2013 and Annual Report for its fiscal year ended September 30, 2012 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended September 30, 2012, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class C and Class I shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of December 31, 2012, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares
1,815,809	447,793	1,948,136

Proxy materials will be mailed to shareholders of record on or about April 5, 2013.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Acquiring Trust's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A, Class C and Class I shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A and Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class C shares of the Fund will receive Class A shares of the Acquiring Fund.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Although the Acquiring Fund generally is closed to new investors, Fund shareholders who receive Class A or Class I shares of the Acquiring Fund in the Reorganization will be eligible to make subsequent investments in the Acquiring Fund's Class A or Class I shares, respectively, after the consummation of the Reorganization.  Any subsequent investment in the Acquiring Fund's Class A shares will be subject to the applicable sales charge.  Additionally, any redemption of the Acquiring Fund's Class A shares subject to a CDSC received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class A shares subject to a CDSC, which would be calculated from the date of original purchase of Fund shares.  No CDSC will be imposed on any redemption of the Acquiring Fund's Class A shares received in the Reorganization in exchange for Class C shares of the Fund.

The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have the same investment objectives and substantially similar investment management policies.  Each fund seeks long-term growth of capital.  Each fund's investment objective is a non-fundamental policy which may be changed with the approval of the relevant fund's Board of Trustees upon 60 days' prior notice to the respective fund's shareholders.

To pursue its goal, each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies.  The Acquiring Fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Russell 2000® Value Index, the Acquiring Fund's benchmark, as of the Index's most recent reconstitution date.  This would correspond to companies with total market capitalizations equal to or less than $2.608 billion as of May 31, 2012, the most recent reconstitution date of the Russell 2000 Value Index.  The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000® Index (which is comprised of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 10% of the total market capitalization of the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values.  The Fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the Russell 2500TM Index as of the Index's most recent reconstitution date.  The Russell 2500 Index is an index of the 2,500 smallest companies in the Russell 3000 Index.  The Fund normally seeks to maintain an average market capitalization for its equity investments that approximates that of the Russell 2500 Index, as measured on a monthly basis.  As of May 31, 2012, the most recent reconstitution date of the Russell 2500 Index, the market capitalization of the largest company in the Index was $6.345 billion and the weighted average and median market capitalizations of the Index were appropriately $2.530 billion and $648 million, respectively.  As of December 31, 2012, the weighted average and median market capitalizations were $1.555 billion and $1.292 billion for the Acquiring Fund's portfolio, respectively, and $3.412 billion and $2.634 billion for the Fund's portfolio, respectively.

Although the Acquiring Fund and the Fund normally invest in U.S.-based companies, each fund may invest up to 15% of its assets in foreign companies (i.e., organized under the laws of countries other than the U.S.), including those located in emerging market countries.  The Acquiring Fund, however, is limited to investing up to 10% of its assets in issuers located in emerging market countries, and up to 3% of its assets in issuers of any one specific emerging market country.  Each fund also may invest up to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) with remaining maturities of three years or less.  The Acquiring Fund may invest up to 5% of its assets in fixed-income securities in the lowest long-term investment grade category (i.e., rated Baa- /BBB- or the unrated equivalent).

The Acquiring Fund's portfolio managers use fundamental research and qualitative analysis to select stocks for the Acquiring Fund.  The portfolio managers look for companies with strong competitive positions, high quality management, and financial strength.  The Acquiring Fund's portfolio managers use a variety of screening methods to identify small-cap companies that might be attractive investments for the Acquiring Fund.  Once attractive investments have been identified, the portfolio managers then use a consistent three-step fundamental research process to evaluate the stocks, consisting of:

•	Valuation: to identify small-cap companies that are considered to be attractively priced relative to their earnings potential;

•	Fundamentals: to verify the strength of the underlying business position; and

•	Catalyst: to identify a specific event that has the potential to cause the stocks to appreciate in value.

The Fund's portfolio managers employ a value-based investment style for the Fund, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic values.  To select stocks for the Fund, the portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry.  They also look for the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near- or mid-term price increase.

The portfolio managers for the Acquiring Fund and the Fund focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best.  The stock selection process for each fund is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth.

The portfolio managers for the Acquiring Fund and the Fund typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued.  The portfolio managers for the Acquiring Fund and the Fund also generally will sell securities when a company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Each fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, including those purchased in initial public offerings ("IPOs") or shortly thereafter, and securities issued by real estate investment trusts ("REITs").  REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.  Each fund also may invest in exchange-traded funds ("ETFs") in order to provide additional exposure to certain small-cap equity markets.

Although not a principal investment strategy, each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage currency risk or as part of a hedging strategy.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each of the Acquiring Fund and the Fund is a "diversified" fund, which means that each fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Acquiring Fund is a series of the Acquiring Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The Fund is a series of the Trust, which also is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  The rights of each fund's shareholders are governed by the respective trust's Amended and Restated Agreement and Declaration of Trust (each, a "Trust Agreement") and By-Laws, and applicable Massachusetts law.  As such, the rights of each fund's shareholders are substantially similar, but the Trust Agreements of the Acquiring Fund and the Fund vary in certain respects.  The Acquiring Trust and the Trust are required to call special meetings of shareholders for any purpose, including removing a Board member, when requested in writing to do so by the holders of at least 10%, in the case of the Acquiring Trust, and 30%, in the case of the Trust, of its outstanding shares entitled to vote.  The respective Trust Agreements provide that 50% of the Acquiring Fund's and 30% of the Fund's shares entitled to vote, respectively, shall constitute a quorum for the transaction of business at a shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Trust or the Acquiring Trust are not affected by such quorum requirements.  This is only a summary of certain differences between the Acquiring Fund, the Acquiring Trust's Trust Agreement and the Acquiring Trust's By-Laws, and the Fund, the Trust's Trust Agreement and the Trust's By-Laws.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of either trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

Investment Risks.  Because the Acquiring Fund and the Fund have the same investment objectives and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  These risks, which apply to both funds, are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Small and midsize company risk.  Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the investments of the Fund and the Acquiring Fund will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

•
Value stock risk.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Market sector risk.  The Acquiring Fund and the Fund each may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Acquiring Fund's or the Fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

In addition to the principal risks described above, both the Acquiring Fund and the Fund are subject to the following additional risks.

•
Foreign investment risk.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Acquiring Fund or the Fund will not correlate with the underlying instruments or the respective fund's other investments.  Derivative instruments, such as forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

•
Leverage risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the Acquiring Fund's or the Fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•
REIT risk.  Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended.  Further, REITs are highly dependent upon management skill and often are not diversified.  REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.  Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time.

•
ETF risk.  ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

To the extent the Acquiring Fund or the Fund invests in fixed-income securities, such investment in fixed-income securities will be subject primarily to interest rate and credit risks.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, to the extent a fund invests in bonds, the fund's share price.  The longer the effective maturity and duration of these investments, the more likely a fund's share price will react to changes in interest rates.  Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of a fund's fixed-income investments will have its credit rating downgraded.  The lower a bond's credit rating, the greater the chance—in the rating agency's opinion—that the bond issuer will default or fail to meet its payment obligations.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on the Fund's and the Acquiring Fund's Class A shares subject to a CDSC also are identical.  Class C shares of the Fund are not subject to an initial sales charge, but are subject to a 1% CDSC if redeemed within one year of purchase.  Class I shares of the Fund and the Acquiring Fund are not subject to any sales charges.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund's Class A shares after the Reorganization will be subject to the applicable sales charge.  Additionally, any redemption of the Acquiring Fund's Class A shares subject to a CDSC received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class A shares subject to a CDSC, which would be calculated from the date of original purchase of Fund shares.  No CDSC will be imposed on any redemption of the Acquiring Fund's Class A shares received in the Reorganization in exchange for Class C shares of the Fund.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under their respective investment advisory agreements with TBCAM and Dreyfus, the Fund and the Acquiring Fund have each agreed to pay a fee at the annual rate of 0.80% of the value of its respective average daily net assets.  In addition, the Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.10% of the value of the Fund's average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus an administration fee at the annual rate of 0.06% of the value of the Acquiring Fund's average daily net assets up to $500 million, 0.04% of the next $500 million of such assets and 0.02% of the Acquiring Fund's average daily net assets in excess of $1 billion (but limited to the amount of Dreyfus' costs of providing administrative services to the Acquiring Fund).  Class I shares of the Acquiring Fund had a lower total annual expense ratio than Class I shares of the Fund, based on each fund's expenses as of its fiscal year ended September 30, 2012.  Additionally, Class A shares of the Acquiring Fund are estimated to have a lower total annual expense ratio than Class A and Class C shares of the Fund.  In addition, Dreyfus and TBCAM have contractually agreed, with respect to each class of the Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.39% for Class A shares, 2.22% for Class C shares and 1.16% for Class I shares.  This agreement will continue in effect, with respect to each class of the Fund, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.  If the Reorganization is consummated, Dreyfus will contractually agree to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A shares until at least August 31, 2014, so that the total annual expense ratio of the Acquiring Fund's Class A shares does not exceed the total annual expense ratio (after the existing expense cap undertaking) of the Fund's Class A shares as of its fiscal year ended September 30, 2012, which was 1.39%.

The fees and expenses set forth below for the Fund and the Acquiring Fund are as of each fund's fiscal year ended September 30, 2012.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Dreyfus Small Cap Equity Fund Class A Shares	Dreyfus/The Boston Company Small Cap Value Fund Class A Shares	Pro Forma After Reorganization Dreyfus/The Boston Company Small Cap Value Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	none1	none1	none1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.77%2	0.55%3,4	0.55%5
Total annual fund operating expenses	1.57%	1.35%	1.35%
Fee waiver and/or expense reimbursement	(0.18)%6	n/a	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.39%	1.35%	1.35%7

	Dreyfus Small Cap Equity Fund Class C Shares	Dreyfus/The Boston Company Small Cap Value Fund Class A Shares	Pro Forma After Reorganization Dreyfus/The Boston Company Small Cap Value Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	none	5.75%	5.75%

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	1.00%	none1	none1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	0.75%	none	none
Other expenses (including shareholder services fees)	0.76%2	0.55%3,4	0.55%5
Total annual fund operating expenses	2.31%	1.35%	1.35%
Fee waiver and/or expense reimbursement	(0.09)%6	n/a	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.22%	1.35%	1.35%7

	Dreyfus Small Cap Equity Fund Class I Shares	Dreyfus/The Boston Company Small Cap Value Fund Class I Shares	Pro Forma After Reorganization Dreyfus/The Boston Company Small Cap Value Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as apercentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as apercentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	none	none	none
Other expenses	0.44%2	0.18%3	0.18%5
Total annual fund operating expenses	1.24%	0.98%	0.98%
Fee waiver and/or expense reimbursement	(0.08)%6	n/a	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.16%	0.98%	0.98%

_____________________________

1	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

2	"Other expenses" for the Fund includes an administration fee of 0.10% payable to Dreyfus.

3	"Other expenses" for the Acquiring Fund includes an administration fee of 0.03% payable to Dreyfus.

4	"Other expenses" for the Acquiring Fund's Class A shares are based on estimated amounts for the current fiscal year.

5	"Other expenses" for the Pro Forma After Reorganization expenses of Dreyfus/The Boston Company Small Cap Value Fund includes an administration fee of 0.02% payable to Dreyfus.

6
Dreyfus and TBCAM have contractually agreed, with respect to each class of the Fund, to assume the expenses of the class so that such expenses do not exceed an annual rate of 1.39% for Class A shares, 2.22% for Class C shares and 1.16% for Class I shares.  This agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class.

7
If the Reorganization is consummated, Dreyfus will contractually agree to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class A shares until at least August 31, 2014, so that the total annual expense ratio of the Acquiring Fund's Class A shares does not exceed the total annual expense ratio (after the existing expense cap undertaking) of the Fund's Class A shares as of its fiscal year ended September 30, 2012, which was 1.39%.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The one-year Example and the first year of the three-, five- and ten-year Examples for the Fund are based on net operating expenses, which reflect the expense reimbursement by Dreyfus and TBCAM.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Dreyfus Small Cap Equity Fund
	Class A Shares	Class C Shares*	Class I Shares
1 Year	$708	$325/$225	$118
3 Years	$1,026	$713/$713	$386
5 Years	$1,365	$1,227/$1,227	$673
10 Years	$2,321	$2,639/$2,639	$1,493

	Dreyfus/The Boston Company Small Cap Value Fund
	Class A Shares	Class I Shares
1 Year	$705	$100
3 Years	$978	$312
5 Years	$1,272	$542
10 Years	$2,105	$1,201

	Pro Forma After Reorganization—Dreyfus/The Boston Company Small Cap Value Fund
	Class A Shares	Class I Shares
1 Year	$705	$100
3 Years	$978	$312
5 Years	$1,272	$542
10 Years	$2,105	$1,201
______________________
* With redemption/without redemption.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.  During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 93.40% and 88.54%, respectively, of the average value of the respective fund's portfolio.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class I shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.

After-tax performance is shown only for Class I shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Since Class A shares of the Acquiring Fund are new, past performance information is not available for Class A shares of the Acquiring Fund as of the date of this Prospectus/Proxy Statement.  Class A shares of the Acquiring Fund would have had substantially similar annual returns as Class I shares of the Acquiring Fund because each class is invested in the same portfolio of securities and the annual returns would have differed only to the extent the classes do not have the same expenses.

Effective August 1, 2007, the Fund commenced investing directly in portfolio securities.  For the period February 1, 2003 to August 1, 2007, the Fund operated as a "feeder fund" in a master/feeder fund arrangement, investing all of its investable assets in a "master portfolio" with the same investment objective and policies as the Fund and the same investment adviser that is the Fund's current investment adviser.  These performance figures for the Fund represent for such period the performance of the Fund as a feeder fund.  For periods prior to February 1, 2003, these performance figures for the Fund represent solely the performance of the master portfolio (which reflects the performance of its predecessor fund) in which the Fund previously invested all of its investable assets.  Performance figures for the master portfolio have not been adjusted to reflect the Fund's operating expenses; if these expenses had been reflected, such performance would have been lower.

Dreyfus/The Boston Company Small Cap Value Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+46.12	+27.92	+7.28	+22.02	-5.17	-32.04	+31.78	+19.44	-1.92	+18.47
'03	'04	'05	'06	'07	'08	'09	'10	'11	'12

Best Quarter:	Q2, 2003	+22.52%
Worst Quarter:	Q4, 2008	-25.13%

Dreyfus/The Boston Company Small Cap Value Fund
Average Annual Total Returns as of 12/31/12

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	18.47%	4.44%	11.17%
Class I returns after taxes on distributions	18.16%	4.31%	10.06%
Class I returns after taxes on distributions and sale of fund shares	12.39%	3.80%	9.44%
Russell 2000® Value Index reflects no deduction for fees, expenses or taxes	18.05%	3.55%	9.50%
Russell 2500TM Value Index reflects no deduction for fees, expenses or taxes	19.21%	4.54%	10.20%

Dreyfus Small Cap Equity Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+46.22	+27.00	+6.31	+21.96	-5.12	-30.46	+29.24	+18.95	-4.73	+12.86
'03	'04	'05	'06	'07	'08	'09	'10	'11	'12

Best Quarter:	Q2, 2003	+22.67%
Worst Quarter:	Q4, 2008	-23.69%

Dreyfus Small Cap Equity Fund
Average Annual Total Returns as of 12/31/12

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	12.86%	2.83%	10.14%
Class I returns after taxes on distributions	11.43%	2.15%	9.33%
Class I returns after taxes on distributions and sale of fund shares	10.19%	2.29%	8.81%
Class A returns before taxes	6.03%	1.29%	9.18%
Class C returns before taxes	10.51%	1.72%	8.98%
Russell 2000® Value Index reflects no deduction for fees, expenses or taxes	18.05%	3.55%	9.50%
Russell 2500TM Value Index reflects no deduction for fees, expenses or taxes	19.21%	4.54%	10.20%

Investment Advisers.  The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $239 billion in approximately 177 mutual fund portfolios.  The investment adviser for the Fund is TBCAM, an affiliate of Dreyfus, located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108.  Founded in 1970, TBCAM manages more than $37.4 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  Dreyfus and TBCAM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon").  A discussion regarding the basis for the Acquiring Trust's Board approving the Acquiring Fund's investment advisory agreement with Dreyfus is available in the Acquiring Fund's semi-annual report for the six-month period ended March 31, 2012.  Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.9 trillion in assets under custody and administration and $1.4 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  Joseph M. Corrado, CFA and Stephanie K. Brandaleone, CFA are the primary portfolio managers of the Acquiring Fund, positions they have held since February 2000.  Mr. Corrado, Ms. Brandaleone and Edward R. Walter, CFA are the primary portfolio managers of the Fund, positions they have held since the Fund commenced investing directly in portfolio securities in 2007.  Mr. Corrado and Ms. Brandaleone were the primary portfolio managers of the Fund's master portfolio (and its predecessor fund) since February 2000.  Mr. Corrado is a senior managing director and portfolio manager for the U.S. small-cap value equity strategy at TBCAM.  Ms. Brandaleone is a director, portfolio manager for the U.S. small-cap value strategy and investment research analyst at TBCAM.  Mr. Walter is a managing director, portfolio manager for the U.S. small-cap value equity strategy and investment research analyst at TBCAM.  Each of Messrs. Corrado and Walter and Ms. Brandaleone has been employed by TBCAM since 2003.  Mr. Corrado and Ms. Brandaleone also have been employed by Dreyfus since December 2008.  As dual employees of Dreyfus and TBCAM, Mr. Corrado and Ms. Brandaleone manage the Acquiring Fund as employees of Dreyfus, but use TBCAM's proprietary investment process.  Mr. Corrado and Ms. Brandaleone will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Trust, the Trust and the Acquiring Trust have different Board members.  None of the Board members of the Trust or the Acquiring Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").  For a description of the Acquiring Trust's Board members, see Exhibit B.

Independent Registered Public Accounting Firms.  Ernst & Young LLP is the independent registered public accounting firm for the Fund.  KPMG LLP is the independent registered public accounting firm for the Acquiring Fund.

Capitalization.  The Fund has classified its shares into three classes—Class A, Class C and Class I shares.  The Acquiring Fund has classified its shares into two classes—Class A and Class I shares.  However, since Class A shares will not be offered until consummation of the Reorganization, none are currently outstanding.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization, except that holders of Class C shares of the Fund will receive Class A shares of the Acquiring Fund.  The following tables set forth, as of September 30, 2012, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of Class I shares of the Acquiring Fund and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Dreyfus Small Cap Equity Fund Class A	Dreyfus Small Cap Equity Fund Class C	Dreyfus/The Boston Company Small Cap Value Fund Class A	Adjustments	Pro Forma After Reorganization Dreyfus/The Boston Company Small Cap Value Fund Class A

Total net assets	$45,805,989	$10,854,741	N/A		$56,660,730
Net asset value per share	$26.65	$24.55	N/A		$26.65
Shares outstanding	1,718,672	442,131	N/A	(34,840)*	2,125,963

	Dreyfus Small Cap Equity Fund Class I	Dreyfus/The Boston Company Small Cap Value Fund Class I	Adjustments	Pro Forma After Reorganization Dreyfus/The Boston Company Small Cap Value Fund Class I

Total net assets	$49,552,279	$457,180,309		$506,732,588
Net asset value per share	$27.34	$25.65		$25.65
Shares outstanding	1,812,559	17,822,913	119,424*	19,754,896
______________________
*	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of September 30, 2012, the Fund's total net assets (attributable to Class A, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class I shares) were $106,213,009 and $457,180,309, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar.

The Acquiring Fund generally has been closed to new investors since the close of business on August 31, 2006.  Shareholders of the Acquiring Fund as of August 31, 2006 may continue to buy shares in accounts existing on that date.  Investors who did not own shares of the Acquiring Fund as of the close of business on August 31, 2006 generally are not permitted to buy shares of the Acquiring Fund, except that new accounts may be established by:  (1) participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by Dreyfus and established the Acquiring Fund as an investment option in the plan by the close of business on August 31, 2006; (2) wrap programs that established the Acquiring Fund as an investment option under the wrap program by the close of business on August 31, 2006; (3) certain firms on behalf of their high net worth clients, provided that such firms have been approved by Dreyfus and continuously maintained investments in the Acquiring Fund on behalf of their clients since the close of business on August 31, 2006; and (4) the Acquiring Fund's primary portfolio managers and the Acquiring Trust's Board members who do not have existing accounts.  Acquiring Fund shareholders whose accounts had a zero balance on or after August 31, 2006 are prohibited from reactivating the account or opening a new account, except that investors with zero balance accounts held under group employer retirement plans or wrap fee programs or by certain approved firms on behalf of their high net worth clients that were established by the close of business on August 31, 2006 may continue to make investments in such accounts.  Financial institutions maintaining omnibus accounts with the Acquiring Fund, other than those described above, are prohibited from accepting purchase orders from new investors after August 31, 2006.  Investors may be required to demonstrate eligibility to buy shares of the Acquiring Fund before an investment is accepted.  The Acquiring Trust's Board reserves the right to open the Acquiring Fund to new investors or suspend the sale of shares from time to time.  The Acquiring Fund may from time to time enter into capacity agreements with certain investors or financial intermediaries whereby the Acquiring Fund agrees to reserve a specified maximum dollar amount of its remaining investment capacity to such investor or customers of such financial intermediary.

Fund shareholders who receive Class A or Class I shares of the Acquiring Fund in the Reorganization may make subsequent investments in the Acquiring Fund's Class A or Class I shares, respectively, for their accounts after the Reorganization.

The price for Class A, Class C and Class I shares of the Fund and Class A and Class I shares of the Acquiring Fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase.  Shares of the Acquiring Fund and the Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plan.  Class C shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").  Under the Rule 12b-1 Plan, the Fund pays MBSC Securities Corporation ("MBSC"), its distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to the Fund's Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges.  See the Fund's Prospectus and Statement of Additional Information for a more detailed discussion of the Fund's Rule 12b-1 Plan.

Shareholder Services Plans.  Class A and Class C shares of the Fund, and Class A shares of the Acquiring Fund, are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are substantially similar.  An investor may sell (redeem) Class A, Class C or Class I shares of the Fund and Class A or Class I shares of the Acquiring Fund at any time.  The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Redemption orders are processed promptly and an investor will generally receive the proceeds within a week.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Acquiring Trust's Board that the Fund be consolidated with the Acquiring Fund.  The Trust's Board and the Acquiring Trust's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has, with respect to its Class I shares, a lower total annual expense ratio than the Fund's Class I shares, and is estimated to have, with respect to its Class A shares, a lower total annual expense ratio than the Fund's Class A and Class C shares.  As of December 31, 2012, the Fund had net assets of approximately $106 million and the Acquiring Fund had net assets of approximately $458 million.  The Acquiring Fund's Class I shares had a better performance record than the Fund's shares for the one-, five- and ten-year periods ended December 31, 2012.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Trust's Board and the Acquiring Trust's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on August 9, 2013 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Class C shares of the Fund being exchanged for Class A shares of the Acquiring Fund), generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C and Class I shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A and Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Class C shares of the Fund will receive Class A shares of the Acquiring Fund.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $174,000, which will be borne by Dreyfus.  In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $28,500, which amount is included in the estimated total expenses of the Reorganization listed above.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Class A and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C and Class I shares for Acquiring Fund Class A and Class I shares (with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund), pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended September 30, 2012, the Fund had unused capital loss carryforwards of approximately $19.6 million.  Different amounts of the capital loss carryforwards expire in different years.  Of the Fund's capital loss carryforwards, approximately $3.3 million will expire on September 30, 2016, approximately $16.3 million will expire on September 30, 2017 and approximately $66,500 will expire on September 30, 2018, if unused prior to those dates.  The Fund underwent an "ownership change" in connection with a previous reorganization, with the result that the Fund is currently limited in its ability to use its capital loss carryforwards (by operation of the tax loss limitation rules of the Code applicable to ownership changes).  Specifically, as a result of such previous ownership change, the Fund's capital loss carryforwards may only be used in an amount up to approximately $1.77 million annually (with the annual loss limitation increased by the amount of any unused loss limitations from prior years).  The Acquiring Fund, as a result of the Reorganization, will inherit the capital loss carryforwards of the Fund, subject to the annual loss limitation to which those losses are subject currently in the hands of the Fund.  It is anticipated that approximately $10.7 million (out of the total of approximately $19.6 million) of the Fund's capital loss carryforwards inherited by the Acquiring Fund as a result of the Reorganization will expire unused due to the application of the annual loss limitations.  This amount, however, is the same amount of the Fund's capital loss carryfowards that are scheduled to expire unused as a result of the application of the annual loss limitations, even if the Reorganization is not consummated.

Under tax legislation enacted in 2010, capital losses arising in taxable years beginning after December 31, 2010 may be carried forward to succeeding taxable years without limitation; however, such capital loss carryforwards must be applied first before any capital loss carryforwards arising in prior taxable years.  As a result of this ordering rule, capital loss carryforwards arising in taxable years beginning prior to January 1, 2011 are more likely to expire unused.

Sale of Portfolio Securities.  If the Reorganization is approved by Fund shareholders, management currently estimates that approximately 46% of the Fund's portfolio securities may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $50,000.  The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $12.5 million in capital gains (approximately $3 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Trust's Registration Statement on Form N-1A (File No. 33-08214).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-100610).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Dreyfus may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of December 31, 2012, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A Shares

American Enterprise Investment Services, Inc. For the Benefit of Customers 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	18.6853%	15.2631%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.6017%	10.9343%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8.9261%	9.1529%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.4154%	9.0986%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	5.6800%	8.0512%

NFS LLC For the Exclusive Benefit of Customers 82 Devonshire Street Boston, MA 02109-3605	5.3778%	6.2476%

Class C Shares

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	16.9741%	8.0512%

Merrill, Lynch, Pierce, Fenner & Smith For the Sole Benefit of Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	15.8931%	3.1942%

UBS Wealth Management USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.0685%	9.0986%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	9.2628%	9.1529%

NFS LLC For the Exclusive Benefit of Customers 82 Devonshire Street Boston, MA 02109-3605	9.2281%	6.2476%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.8226%	1.5722%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.2517%	10.9343%

Class I Shares

Wells Fargo Bank of Minnesota, N.A. P.O. Box 560067 Charlotte, NC 28256-0067	62.2534%	6.2471%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	14.6447%	1.4696%

The City of Valdez P.O. Box 307 Valdez, AK 99686-0307	11.0522%	1.1091%

As of December 31, 2012, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the Acquiring Fund's outstanding voting shares.  As Class A shares are newly authorized and will not be offered until consummation of the Reorganization, no Class A shares were issued and outstanding as of December 31, 2012.

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class I Shares

National Financial Service Corp. For the Exclusive Benefit of Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	29.5031%	26.6058%

Wachovia Bank For the Benefit of Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-0001	15.2380%	13.7416%

SunTrust Bank, Trustee For the Benefit of Clients 25 Park Place, NE Department 210 Atlanta, GA 30303-2918	9.1955%	8.2924%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	8.7731%	7.9115%

JPMorgan Chase, Trustee For the Benefit of Clients 11500 Outlook Street Overland Park, KS 66211-1804	8.3358%	7.5172%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of December 31, 2012, Board members and officers of the Trust and the Acquiring Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund and the Acquiring Fund for their fiscal years ended September 30, 2012 have been incorporated herein by reference in reliance upon the respective reports of Ernst & Young LLP, independent registered public accounting firm for the Fund, and KPMG LLP, independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of February 14, 2013 (the "Agreement"), among DREYFUS STOCK FUNDS (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS SMALL CAP EQUITY FUND (the "Fund"), and DREYFUS INVESTMENT FUNDS (the "Acquiring Trust"), a Massachusetts business trust, on behalf of DREYFUS/THE BOSTON COMPANY SMALL CAP VALUE FUND (the "Acquiring Fund"), and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A and Class I shares ("Acquiring Fund Shares") of beneficial interest, par value $.01 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Class C shares of the Fund will receive Class A shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Agreement and Declaration of Trust, as amended (the "Acquiring Trust's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be August 9, 2013, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended September 30, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since September 30, 2012, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended September 30, 2012 have been audited by KPMG LLP (beginning with the 2009 fiscal year end) or by PricewaterhouseCoopers LLP (for the fiscal years prior thereto), each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since September 30, 2012, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING TRUST AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Trust or the Trust, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Trust's or the Trust's respective Trust Agreement; a copy of each of the Acquiring Trust's and the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Trust's and the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS STOCK FUNDS, on behalf of Dreyfus Small Cap Equity Fund
By: ________________________
Bradley J. Skapyak,
President

ATTEST:	_______________________
Jeff Prusnofsky,
Assistant Secretary

DREYFUS INVESTMENT FUNDS, on behalf of Dreyfus/The Boston Company Small Cap Value Fund
By: _________________________
Bradley J. Skapyak,
President

ATTEST:	_______________________
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION
By: _________________________
J. Charles Cardona,
President

ATTEST:	_______________________
James Bitetto,
Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING TRUST'S BOARD MEMBERS

Board members of the Acquiring Trust, together with information as to their positions with the Acquiring Trust, principal occupations and other board memberships during the past five years, are shown below.1

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)
The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)
Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – present) Managing Director, Morgan Stanley Investment Management (1993 - 2010)	N/A
James M. Fitzgibbons 1934 Board Member	Corporate Director and Trustee	Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004 - present)
Kenneth A. Himmel 1946 Board Member
President and CEO, Related Urban Development, a real estate development company (1996 - present)
President and CEO, Himmel & Company, a real estate development company (1980 - present)
CEO, American Food Management, a restaurant company (1983 - present)
N/A
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood & Company, LLC, a real estate investment company (2000 - present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993 - present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)
______________________________
1	None of the Board members are "interested persons" of the Acquiring Trust, as defined in the 1940 Act.

Each Board member of the Acquiring Trust, with the exception of Ms. Bovich, has been a Board member of other Dreyfus mutual funds for over ten years, as is the case with each Board member of the Trust.  Additional information about each Board member of the Acquiring Trust follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Trust believes has prepared them to be effective Board members.  The Board of the Acquiring Trust believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board of the Acquiring Trust, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Trust believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of the Acquiring Trust contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Trust are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Trust and to the Board have significant experience advising funds and fund board members.  The Board of the Acquiring Trust and its committees have the ability to engage other experts as appropriate.  The Acquiring Trust's Board evaluates its performance on an annual basis.

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•
Francine J. Bovich – Ms. Bovich currently serves as a Trustee for The Bradley Trusts, private trust funds.  She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

•
James M. Fitzgibbons – Mr. Fitzgibbons has served as an officer or a board member of numerous public and private companies for over 40 years.  These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company.  He also has served as President of the American Textile Manufacturers Institute (the domestic industry's trade association) and Chairman of the Board of the Tanners' Council of America (the U.S. leather manufacturing trade group).  He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and nonprofit organizations.

•
Kenneth A. Himmel – Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development.  Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

•
Stephen J. Lockwood – Mr. Lockwood's business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms.  Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company.  Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

•
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc., Pathfinder International and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•
Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

DREYFUS SMALL CAP EQUITY FUND

The undersigned shareholder of Dreyfus Small Cap Equity Fund (the "Fund"), a series of Dreyfus Stock Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 19, 2013, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, May 29, 2013, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
---------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS SMALL CAP EQUITY FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), in exchange solely for Class A and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

____________________________ __________	______________________________________	______________________

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners)	Date

Subject to Completion, February 22, 2013

STATEMENT OF ADDITIONAL INFORMATION
March [25], 2013
Acquisition of the Assets of
DREYFUS SMALL CAP EQUITY FUND (A Series of Dreyfus Stock Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS
By and in Exchange for Class A and Class I Shares of
DREYFUS/THE BOSTON COMPANY SMALL CAP VALUE FUND (A Series of Dreyfus Investment Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March [25], 2013 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Small Cap Equity Fund (the "Fund"), a series of Dreyfus Stock Funds (the "Trust"), in exchange solely for Class A and Class I shares of Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), a series of Dreyfus Investment Funds (the "Acquiring Trust").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's Statement of Additional Information dated March 1, 2012, as revised or amended May 1, 2012, June 18, 2012, July 30, 2012, October 1, 2012, November 1, 2012, January 1, 2013 and February 1, 2013.

2.	The Acquiring Fund's Annual Report for the fiscal year ended September 30, 2012.

3.	The Fund's Statement of Additional Information dated April 1, 2012, as revised or amended May 1, 2012, September 1, 2012, October 1, 2012, January 1, 2013 and February 1, 2013.

4.	The Fund's Annual Report for the fiscal year ended September 30, 2012.

5.	Pro forma financial statements for the combined Fund and Acquiring Fund as of September 30, 2012.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated March [25], 2013 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the Acquiring Trust's Post-Effective Amendment No. 158 to its Registration Statement on Form N-1A, filed on January 28, 2013 (File No. 33-08214).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2012, filed on November 29, 2012.

The Fund's Statement of Additional Information is incorporated herein by reference to the Trust's Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A, filed on January 28, 2013 (File No. 333-100610).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended September 30, 2012, filed on November 29, 2012.
PRO FORMA FINANCIAL STATEMENTS

The Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and the Board of Trustees of the Trust, on behalf of the Fund, have approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class A and Class I shares will then be distributed to the Fund's holders of Class A, Class C and Class I shares on a pro rata basis, with holders of Class C shares of the Fund receiving Class A shares of the Acquiring Fund, in liquidation of the Fund.

The unaudited pro forma statement of investments and statement of assets and liabilities set forth below reflect the financial position of the Acquiring Fund and the Fund on September 30, 2012.  The unaudited pro forma statement of operations set forth below reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended September 30, 2012.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on October 1, 2011.  Actual results could differ from those estimates.

Dreyfus/The Boston Company Small Cap Value Fund
PRO FORMA STATEMENT OF INVESTMENTS
September 30, 2012 (Unaudited)

		Dreyfus/The Boston Company Small Cap Value Fund		Dreyfus Small Cap Equity Fund		Dreyfus/The Boston Company Small Cap Value Fund Pro Forma Combined (*)	Dreyfus/The Boston Company Small Cap Value Fund		Dreyfus Small Cap Equity Fund	Dreyfus/The Boston Company Small Cap Value Fund Pro Forma Combined (*)

Common Stocks--99.4%			Shares					Value ($)
Automobiles & Components--2.4%
Dana Holding		360,590		65,150		425,740	4,435,257		801,345	5,236,602
Drew Industries		58,170	a			58,170	1,757,316			1,757,316
Thor Industries		145,510		33,170		178,680	5,284,923		1,204,734	6,489,657
							11,477,496		2,006,079	13,483,575
Banks--14.2%
Associated Banc-Corp		175,400		40,710		216,110	2,310,018		536,151	2,846,169
BancorpSouth		179,430	b			179,430	2,644,798			2,644,798
Brookline Bancorp		339,080				339,080	2,990,686			2,990,686
Cardinal Financial		148,680				148,680	2,126,124			2,126,124
City National		85,727		34,997		120,724	4,415,798		1,802,695	6,218,493
Comerica (*)				56,300		56,300			1,748,115	1,748,115
CVB Financial		407,090	b			407,090	4,860,655			4,860,655
First Horizon National		669,300		121,285		790,585	6,445,359		1,167,975	7,613,334
First Midwest Bancorp		416,430				416,430	5,226,196			5,226,196
First Republic Bank (*)				37,300		37,300			1,285,358	1,285,358
Hancock Holding		119,137		29,930		149,067	3,687,290		926,333	4,613,623
Huntington Bancshares				192,360		192,360			1,327,284	1,327,284
Lakeland Financial		56,880				56,880	1,569,888			1,569,888
MB Financial		211,640				211,640	4,179,890			4,179,890
National Penn Bancshares		362,560				362,560	3,302,922			3,302,922
PacWest Bancorp		129,350				129,350	3,022,910			3,022,910
Provident Financial Services		194,140				194,140	3,065,471			3,065,471
SCBT Financial		23,370				23,370	941,344			941,344
Susquehanna Bancshares		319,510		85,780		405,290	3,342,075		897,259	4,239,334
Washington Trust Bancorp		36,930				36,930	970,151			970,151
Webster Financial		199,670		46,840		246,510	4,732,179		1,110,108	5,842,287
Western Alliance Bancorp		377,880	a			377,880	3,854,376			3,854,376
Wintrust Financial		142,030				142,030	5,336,067			5,336,067
							69,024,197		10,801,278	79,825,475
Capital Goods--5.6%
Aerovironment		141,770	a			141,770	3,327,342			3,327,342
AGCO (*)				22,770	a	22,770			1,081,120	1,081,120
Apogee Enterprises		129,940				129,940	2,549,423			2,549,423
Armstrong World Industries		87,600		23,900		111,500	4,062,012		1,108,243	5,170,255
Astec Industries		93,810	a			93,810	2,965,334			2,965,334
Carlisle (*)				22,320		22,320			1,158,854	1,158,854
Comfort Systems USA		158,570				158,570	1,733,170			1,733,170
FreightCar America		67,240				67,240	1,196,200			1,196,200
Granite Construction		175,714				175,714	5,046,506			5,046,506
II-VI		154,240	a			154,240	2,933,645			2,933,645
John Bean Technologies		69,770				69,770	1,139,344			1,139,344
Snap-on (*)				21,340		21,340			1,533,706	1,533,706
Spirit Aerosystems Holdings, Cl. A				81,410	a	81,410			1,808,116	1,808,116
							24,952,976		6,690,039	31,643,015
Commercial & Professional Services--5.7%
Brink's		141,350		43,470		184,820	3,631,281		1,116,744	4,748,025
Clean Harbors (*)				11,092	a	11,092			541,844	541,844
Equifax (*)				21,760		21,760			1,013,581	1,013,581
Herman Miller				54,890		54,890			1,067,062	1,067,062
Huron Consulting Group		77,270	a			77,270	2,690,541			2,690,541
ICF International		90,460	a			90,460	1,818,246			1,818,246
Interface		279,470				279,470	3,691,799			3,691,799
Korn/Ferry International		258,770	a			258,770	3,966,944			3,966,944
McGrath Rentcorp		98,550				98,550	2,571,170			2,571,170
Robert Half International (*)				39,320		39,320			1,047,092	1,047,092
Steelcase, Cl. A		427,550				427,550	4,211,368			4,211,368
Tetra Tech		143,630	a	22,300	a	165,930	3,771,724		585,598	4,357,322
							26,353,073		5,371,921	31,724,994
Consumer Durables & Apparel--6.1%
Brunswick		155,680		34,700		190,380	3,523,038		785,261	4,308,299
Cavco Industries		31,912	a,b			31,912	1,464,442			1,464,442
Ethan Allen Interiors		129,670	b			129,670	2,842,366			2,842,366
KB Home		478,130	b			478,130	6,861,165			6,861,165
Lennar, Cl. A (*)				38,080	b	38,080			1,324,042	1,324,042
M/I Homes		131,600	a			131,600	2,545,144			2,545,144
Meritage Homes		107,970	a			107,970	4,106,099			4,106,099
Skechers USA, Cl. A		164,000	a			164,000	3,345,600			3,345,600
Tempur-Pedic International		37,500	a	8,700	a	46,200	1,120,875		260,043	1,380,918
Toll Brothers (*)				54,980	a	54,980			1,826,985	1,826,985
Warnaco Group		71,440	a	17,590	a	89,030	3,707,736		912,921	4,620,657
							29,516,465		5,109,252	34,625,717
Consumer Services--2.3%
Brinker International		108,420		25,940		134,360	3,827,226		915,682	4,742,908
Grand Canyon Education		103,260	a			103,260	2,429,708			2,429,708
Hyatt Hotels, Cl. A (*)				26,830	a	26,830			1,077,224	1,077,224
WMS Industries		238,590	a	49,490	a	288,080	3,908,104		810,646	4,718,750
							10,165,038		2,803,552	12,968,590
Diversified Financials--2.9%
Duff & Phelps, Cl. A		110,310				110,310	1,501,319			1,501,319
E*TRADE Financial		648,990	a	137,730	a	786,720	5,717,602		1,213,401	6,931,003
KBW		163,160	b			163,160	2,687,245			2,687,245
Piper Jaffray		136,280	a			136,280	3,468,326			3,468,326
Raymond James Financial (*)				49,370		49,370			1,809,410	1,809,410
							13,374,492		3,022,811	16,397,303
Energy--6.6%
Approach Resources		122,550	a,b			122,550	3,692,431			3,692,431
Cabot Oil & Gas (*)				31,092		31,092			1,396,031	1,396,031
Cloud Peak Energy		194,180	a			194,180	3,514,658			3,514,658
Gulfport Energy		155,280	a	36,150	a	191,430	4,854,053		1,130,049	5,984,102
Helmerich & Payne				17,310		17,310			824,129	824,129
Matrix Service		96,750	a			96,750	1,022,647			1,022,647
McDermott International		352,900	a	92,270	a	445,170	4,312,438		1,127,539	5,439,977
Oceaneering International (*)				22,100		22,100			1,221,025	1,221,025
Oil States International (*)				19,640	a	19,640			1,560,594	1,560,594
OYO Geospace		30,120	a			30,120	3,686,989			3,686,989
Tesco		297,710	a			297,710	3,179,543			3,179,543
Unit		107,930	a	23,030	a	130,960	4,479,095		955,745	5,434,840
							28,741,854		8,215,112	36,956,966
Exchange-Traded Funds--.5%
iShares Russell 2000 Value Index
Fund		29,520		12,220		41,740	2,182,709		903,547	3,086,256

Food & Staples Retailing--2.2%
Casey's General Stores		67,193		16,220		83,413	3,839,408		926,811	4,766,219
Harris Teeter Supermarkets		125,950		30,070		156,020	4,891,898		1,167,919	6,059,817
Spartan Stores		98,870				98,870	1,513,700			1,513,700
							10,245,006		2,094,730	12,339,736
Food, Beverage & Tobacco--1.8%
Dole Food		99,490	a,b			99,490	1,395,845			1,395,845
Flowers Foods (*)		140,090		55,785		195,875	2,827,016		1,125,741	3,952,757
Lancaster Colony		27,690	b			27,690	2,028,292			2,028,292
Sanderson Farms		53,810	b	12,380		66,190	2,387,550		549,301	2,936,851
							8,638,703		1,675,042	10,313,745
Health Care Equipment & Services--5.9%
Haemonetics		55,550	a	13,450	a	69,000	4,455,110		1,078,690	5,533,800
Hanger		161,410	a			161,410	4,605,027			4,605,027
HealthSouth		226,450	a	52,490	a	278,940	5,448,387		1,262,909	6,711,296
ICU Medical		52,960	a			52,960	3,203,021			3,203,021
LifePoint Hospitals		123,810	a	25,590	a	149,400	5,296,592		1,094,740	6,391,332
MEDNAX (*)				24,480	a	24,480			1,822,536	1,822,536
Natus Medical		58,760	a			58,760	767,993			767,993
Omnicell		225,600	a			225,600	3,135,840			3,135,840
Universal Health Services, Cl. B (*)				28,690		28,690			1,311,994	1,311,994
							26,911,970		6,570,869	33,482,839
Insurance--3.4%
Fidelity National Financial, Cl. A (*)				68,134		68,134			1,457,386	1,457,386
First American Financial		268,660				268,660	5,821,862			5,821,862
ProAssurance		34,600		10,100		44,700	3,129,224		913,444	4,042,668
Protective Life		159,610		38,290		197,900	4,183,378		1,003,581	5,186,959
RLI		27,950				27,950	1,863,147			1,863,147
W.R. Berkley (*)				27,340		27,340			1,024,977	1,024,977
							14,997,611		4,399,388	19,396,999
Materials--7.0%
Allegheny Technologies (*)				23,800		23,800			759,220	759,220
AMCOL International		108,300	b			108,300	3,669,204			3,669,204
Buckeye Technologies		82,660				82,660	2,650,080			2,650,080
Carpenter Technology		107,040				107,040	5,600,333			5,600,333
Coeur d'Alene Mines		163,860	a	41,640	a	205,500	4,724,084		1,200,481	5,924,565
Cytec Industries		95,330		22,980		118,310	6,246,022		1,505,650	7,751,672
KapStone Paper and Packaging		134,050	a			134,050	3,001,379			3,001,379
Louisiana-Pacific		324,800	a	76,530	a	401,330	4,060,000		956,625	5,016,625
MeadWestvaco				35,200		35,200			1,077,120	1,077,120
Packaging Corp. of America (*)		74,230		32,910		107,140	2,694,549		1,194,633	3,889,182
							32,645,651		6,693,729	39,339,380
Media--2.0%
DreamWorks Animation SKG, Cl. A		176,760	a,b	40,360	a,b	217,120	3,399,095		776,123	4,175,218
Meredith		103,630	b	23,910	b	127,540	3,627,050		836,850	4,463,900
Sinclair Broadcast Group, Cl. A		210,620				210,620	2,361,050			2,361,050
							9,387,195		1,612,973	11,000,168
Pharmaceuticals, Biotech & Life Sciences--.7%
Salix Pharmaceuticals		77,080	a	18,020	a	95,100	3,263,567		762,967	4,026,534

Real Estate--5.3%
BioMed Realty Trust (*)				73,790	c	73,790			1,381,349	1,381,349
DCT Industrial Trust		752,120	c	182,560	c	934,680	4,866,216		1,181,163	6,047,379
DiamondRock Hospitality				79,736	c	79,736			767,858	767,858
Douglas Emmett (*)				36,970	c	36,970			852,898	852,898
First Potomac Realty Trust		244,690	c			244,690	3,151,607			3,151,607
Getty Realty		103,140	b,c			103,140	1,851,363			1,851,363
Hospitality Properties Trust				40,490	c	40,490			962,852	962,852
LaSalle Hotel Properties		157,140	c	37,020	c	194,160	4,194,067		988,064	5,182,131
National Health Investors		87,960	c			87,960	4,524,662			4,524,662
Pebblebrook Hotel Trust		164,560	c			164,560	3,849,058			3,849,058
Urstadt Biddle Properties, Cl. A		66,000	c			66,000	1,335,180			1,335,180
							23,772,153		6,134,184	29,906,337
Retailing--5.5%
Abercrombie & Fitch, Cl. A				17,130	b	17,130			581,050	581,050
Aeropostale		219,560	a			219,560	2,970,647			2,970,647
American Eagle Outfitters (*)				45,960		45,960			968,837	968,837
Big 5 Sporting Goods		75,620	b			75,620	752,419			752,419
Children's Place Retail Stores		68,840	a	19,470	a	88,310	4,130,400		1,168,200	5,298,600
Express		206,370	a	44,630	a	251,000	3,058,403		661,417	3,719,820
Finish Line, Cl. A		181,000		38,590		219,590	4,115,940		877,537	4,993,477
GameStop, Cl. A		126,290	b			126,290	2,652,090			2,652,090
OfficeMax		184,440				184,440	1,440,476			1,440,476
PEP Boys-Manny Moe & Jack		275,280	b			275,280	2,802,350			2,802,350
Saks		378,460	a,b	96,480	a,b	474,940	3,901,923		994,709	4,896,632
							25,824,648		5,251,750	31,076,398
Semiconductors & Semiconductor Equipment--2.8%
ATMI		148,580	a			148,580	2,759,131			2,759,131
Kulicke & Soffa Industries		223,470	a			223,470	2,324,088			2,324,088
Microchip Technology (*)				25,870	b	25,870			846,984	846,984
MKS Instruments		99,390				99,390	2,533,451			2,533,451
Semtech		127,940	a	30,270	a	158,210	3,217,691		761,291	3,978,982
Teradyne		210,180	a	38,170	a	248,350	2,988,760		542,777	3,531,537
							13,823,121		2,151,052	15,974,173
Software & Services--5.8%
Cadence Design Systems (*)				77,500	a	77,500			997,037	997,037
CoreLogic		245,780	a	56,610	a	302,390	6,520,543		1,501,863	8,022,406
Electronic Arts				54,980	a	54,980			697,696	697,696
Global Payments (*)				21,330		21,330			892,234	892,234
Informatica				24,730	a	24,730			860,851	860,851
Jack Henry & Associates (*)				27,530		27,530			1,043,387	1,043,387
MAXIMUS		69,750		18,850		88,600	4,165,470		1,125,722	5,291,192
Monotype Imaging Holdings		238,990				238,990	3,725,854			3,725,854
NetScout Systems		61,550	a			61,550	1,570,141			1,570,141
Parametric Technology		72,050	a	17,000	a	89,050	1,570,690		370,600	1,941,290
Riverbed Technology				37,160	a	37,160			864,713	864,713
Synopsys (*)				30,315	a	30,315			1,001,001	1,001,001
Take-Two Interactive Software		349,280	a	81,280	a	430,560	3,642,990		847,750	4,490,740
VeriFone Systems				32,620	a	32,620			908,467	908,467
							21,195,688		11,111,321	32,307,009
Technology Hardware & Equipment--4.9%
Cognex		73,440				73,440	2,539,555			2,539,555
Extreme Networks		577,440	a			577,440	1,928,650			1,928,650
FARO Technologies		50,850	a			50,850	2,101,122			2,101,122
FEI		48,200				48,200	2,578,700			2,578,700
IPG Photonics		22,080	a,b	5,110	a,b	27,190	1,265,184		292,803	1,557,987
Ixia		269,580	a			269,580	4,332,151			4,332,151
Molex				30,380	b	30,380			798,386	798,386
NETGEAR		94,940	a	22,090	a	117,030	3,621,012		842,513	4,463,525
Synaptics		79,990	a,b	18,420	a,b	98,410	1,921,360		442,448	2,363,808
Vishay Intertechnology		442,530	a	74,680	a	517,210	4,350,070		734,104	5,084,174
							24,637,804		3,110,254	27,748,058
Transportation--1.1%
Alaska Air Group (*)				30,850	a	30,850			1,081,601	1,081,601
Atlas Air Worldwide Holdings		75,750	a	18,070	a	93,820	3,910,972		932,954	4,843,926
							3,910,972		2,014,555	5,925,527
Utilities--4.7%
El Paso Electric		95,460				95,460	3,269,505			3,269,505
Great Plains Energy (*)				49,460		49,460			1,100,980	1,100,980
Hawaiian Electric Industries		162,340		53,330		215,670	4,271,165		1,403,112	5,674,277
MDU Resources Group				26,410		26,410			582,076	582,076
NiSource (*)				30,800		30,800			784,784	784,784
NorthWestern		113,210				113,210	4,101,598			4,101,598
Portland General Electric		156,860		34,890		191,750	4,241,494		943,426	5,184,920
UGI (*)				39,850		39,850			1,265,238	1,265,238
WGL Holdings		94,580		20,670		115,250	3,806,845		831,968	4,638,813
							19,690,607		6,911,584	26,602,191
Total Common Stocks
(cost $411,274,677, $96,848,917 and $508,123,594, respectively)							454,732,996		105,417,989	560,150,985

Other Investment--.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,254,987, $719,459 and $3,974,446, respectively)		3,254,987	d	719,459	d	3,974,446	3,254,987		719,459	3,974,446

Investment of Cash Collateral for
Securities Loaned--7.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $35,302,764, $5,382,842 and $40,685,606, respectively)		35,302,764	d	5,382,842	d	40,685,606	35,302,764		5,382,842	40,685,606

Total Investments (cost $449,832,428, $102,951,218 and $552,783,646, respectively)
Liabilities, Less Cash and Receivables Net Assets						107.3% (7.3%)	493,290,747 (36,110,438)		111,520,290 (5,307,281)	604,811,037 (41,417,719)
						100.0%	457,180,309		106,213,009	563,393,318

a	Non-income producing security.
b	Security, or portion thereof, on loan. At September 30, 2012, the value of the fund's securities on loan is $34,122,297, $5,219,753 and $39,342,050, respectively and the value of the cash collateral held by the funds is $35,302,764, $5,382,842 and $40,685,606, respectively.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.
*	Certain of the securities held by Dreyfus Small Cap Equity Fund currently are anticipated to be sold prior to the consummation of the fund reorganization, subject to any restrictions imposed by the Internal Revenue Code. The actual securities (and amounts) held by Dreyfus Small Cap Equity Fund that may ultimately be sold in connection with the reorganization will be dependent upon market conditions and portfolio holdings at the time Dreyfus Small Cap Equity Fund's portfolio is repositioned and may differ from the securities and amounts noted above.

See notes to unaudited pro forma financial statements.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund's investments:

Dreyfus/The Boston Company Small Cap Value Fund

Assets ($)	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic+	452,550,287	-	-	452,550,287
Exchange Traded Funds	2,182,709	-	-	2,182,709
Mutual Funds	38,557,751	-	-	38,557,751

Dreyfus Small Cap Equity Fund

Assets ($)	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic+	104,514,442	-	-	104,514,442
Exchange Traded Funds	903,547	-	-	903,547
Mutual Funds	6,102,301	-	-	6,102,301
+ See pro forma Statement of Investments for additional detailed categorizations.

See notes to unaudited pro forma financial statements.

Dreyfus/The Boston Company Small Cap Value Fund
Pro Forma Statement of Assets and Liabilities
September 30, 2012 (Unaudited)						Dreyfus/The Boston
						Company Small Cap
						Value Fund
		Dreyfus/The Boston	Dreyfus			Pro Forma
		Company Small Cap	Small Cap			Combined
		Value Fund	Equity Fund	Adjustments		(Note 1)
ASSETS:	Investments in securities, at value - See Statement
	of Investments (including securities on loan valued at
	$34,122,297, $5,219,753 and $39,342,050, respectively) *
	Unaffiliated issuers	$454,732,996	$105,417,989			$560,150,985
	Affiliated issuers	38,557,751	6,102,301			44,660,052
	Cash	363,343	-			363,343
	Receivable for investment securities sold	5,115,814	1,770,304			6,886,118
	Dividends and securities lending income receivable	429,929	196,532			626,461
	Receivable for shares of Beneficial Interest subscribed	1,194	1,066			2,260
	Prepaid expenses	12,040	18,015			30,055

	Total Assets	499,213,067	113,506,207			612,719,274

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	$330,459	$111,032			$441,491
	Due to Administrator	16,688	-			16,688
	Cash overdraft due to Custodian	-	62,783			62,783
	Liability for securities on loan	35,302,764	5,382,842			40,685,606
	Payable for investment securities purchased	5,352,059	1,542,577			6,894,636
	Payable for shares of Beneficial Interest redeemed	871,648	129,852			1,001,500
	Interest payable	-	1,039			1,039
	Accrued expenses	159,140	63,073			222,213

	Total Liabilities	42,032,758	7,293,198			49,325,956

NET ASSETS		$457,180,309	$106,213,009			$563,393,318

REPRESENTED BY:	Paid-in capital	$409,687,220	$107,852,532			$517,539,752
	Accumulated undistributed investment income - net	1,765,884	329,975			2,095,859
	Accumulated net realized gain (loss) on investments	2,268,886	(10,538,570)			(8,269,684)
	Accumulated net unrealized appreciation (depreciation)
	on investments	43,458,319	8,569,072			52,027,391

NET ASSETS		$457,180,309	$106,213,009			$563,393,318

Dreyfus/The Boston Company Small Cap Value Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets		$-		$56,660,73	(a)	$56,660,730
Shares outstanding		-		2,125,963	(a)	2,125,963
Net asset value, and redemption
price per share		$-				$26.65
Maximum offering price per share (net asset value
plus maximum sales charge)		$-				$28.25

Dreyfus/The Boston Company Small Cap Value Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets		$457,180,309		$49,552,279	(a)	$506,732,588
Shares outstanding		17,822,913		1,931,983	(a)	$19,754,896
Net asset value, and redemption
price per share		$25.65				$25.65

Dreyfus Small Cap Equity Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets			$45,805,989
Shares outstanding			1,718,672
Net asset value, and redemption
price per share			$26.65
Maximum offering price per share (net asset value
plus maximum sales charge)			$28.28

Dreyfus Small Cap Equity Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets			$10,854,741
Shares outstanding			442,131
Net asset value, and redemption
price per share			$24.55

Dreyfus Small Cap Equity Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets			$49,552,279
Shares outstanding			1,812,559
Net asset value, and redemption
price per share			$27.34

* Investments in securities, at cost
Unaffiliated issuers		$411,274,677	$96,848,917			$508,123,594
Affiliated issuers		$38,557,751	$6,102,301			$44,660,052

(a) Adjustment to reflect the exchange of shares outstanding from Dreyfus Small Cap Equity Fund to Dreyfus/The Boston Company Small Cap Value Fund.

See notes to unaudited pro forma financial statements.

Dreyfus/The Boston Company Small Cap Value Fund
Pro Forma Statement of Operations
For the Twelve Months Ended September 30, 2012 (Unaudited)

		Dreyfus/The Boston Company Small Cap Value Fund	Dreyfus Small Cap Equity Fund	Adjustments		(a)	Dreyfus/The Boston Company Small Cap Value Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends:
	Unaffiliated issuers	$6,644,453	$1,901,517				$8,545,970
	Affiliated issuers	5,527	1,033				6,560
	Income from securities lending	305,680	88,838				394,518
	Total Income	6,955,660	1,991,388				8,947,048

EXPENSES:	Investment advisory fee	3,557,869	1,010,241				4,568,110
	Administration fees	124,502	126,280	$(126,280)			124,502
	Shareholder servicing costs	410,061	396,037	(14,150	)(a)		791,948
	Professional fees	87,153	73,941	(71,242	)(a)		89,852
	Trustees' fees and expenses	42,206	18,748	(16,954	)(a)		44,000
	Custodian fees	41,831	37,973	(25,804	)(a)		54,000
	Prospectus and shareholders' reports	26,988	24,843	(13,200	)(a)		38,631
	Registration fees	22,132	54,318	(14,450	)(a)		62,000
	Loan commitment fees	3,127	1,211				4,338
	Interest expense	1,806	5,474				7,280
	Distribution fees	-	86,119				86,119
	Miscellaneous	24,964	17,851	(10,815	)(a)		32,000
	Total Expenses	4,342,639	1,853,036	(292,895)			5,902,780

	Less-expense reimbursement from The Dreyfus Corporation						-
	due to undertaking	-	(202,729)	202,729	(b)		-
	Less- reduction in custody fees due to earnings credits	(97)	(183)				(280)
	Net Expenses	4,342,542	1,650,124	(90,166)			5,902,500

INVESTMENT INCOME - NET		2,613,118	341,264	90,166			3,044,548

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	50,162,892	12,382,419				62,545,311
	Net unrealized appreciation (depreciation) on investments	79,769,872	23,599,111				103,368,983

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		129,932,764	35,981,530				165,914,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS ($):		$132,545,882	$36,322,794	$90,166			$168,958,842

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.
(b) Reflects the adjustment of management fee undertaking to be commensurate with those of the combined fund.

			See notes to unaudited pro forma financial statements.

Dreyfus/The Boston Company Small Cap Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

At a meeting held on February 13-14, 2013, the Board of Trustees of Dreyfus Investment Funds, on behalf of Dreyfus/The Boston Company Small Cap Value Fund (the "Acquiring Fund"), and at a meeting held on February 11, 2013, the Board of Trustees of Dreyfus Stock Funds, on behalf of Dreyfus Small Cap Equity Fund (the "Fund"), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A  and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of  the Fund (the "Exchange"). Prior to the Exchange, the Acquiring Fund will implement a multiple class structure and will begin offering Class A shares in connection with the Exchange.  The initial net asset value of the new Class A shares will be based on the net asset value of the Fund's Class A shares as of the merger date.  The Acquiring Fund's Class A and Class I shares will then be distributed to the Fund's Class A and Class I shareholders, respectively, on a pro rata basis in liquidation of the Fund (with holders of Class C shares of the Fund to receive Class A shares of the Acquiring Fund) in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on September 30, 2012.  The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended September 30, 2012.  The pro forma financial statements reflect the financial position and the results of operations assuming the Fund's shareholders approved the Exchange as of October 1, 2011.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for periods prior to the effective date of the Exchange will not be restated.  The fiscal year end is September 30 for the Acquiring Fund and the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been at September 30, 2012 had the Exchange occurred on October 1, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.  Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications.  The funds' maximum exposure under these arrangements is unknown.  The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Portfolio Valuation:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.  GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements.  These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.  Valuation techniques used to value the fund's investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.  Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value.  All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures.  Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Boards of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

All of the investments in each fund are considered Level 1 at September 30, 2012.

NOTE 3—Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on September 30, 2012, after adjusting for merger related costs, by the net asset value per share of the corresponding class of the Acquiring Fund on September 30, 2012.

NOTE 4—Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on October 1, 2011.  The Dreyfus Corporation will bear the costs of the Exchange.

NOTE 5—Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes as of September 30, 2012.  The tax cost basis of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.  Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million.  In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility.  Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.  The Acquiring Fund will continue to participate in the facilities under the same terms post the Exchange.

DREYFUS INVESTMENT FUNDS
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on January 28, 2013 ("Post-Effective Amendment No. 158") (File No. 33-8214).

Item 16	Exhibits.
(1)
Amended and Restated Agreement and Declaration of Trust dated October 27, 2011 is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 153 to the Registration Statement, filed on January 27, 2012.

(2)	Amended and Restated By-Laws dated July 1, 2011 are incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 152 to the Registration Statement, filed on August 15, 2011.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)
Investment Advisory Agreement between the Registrant, on behalf of Dreyfus/The Boston Company Small Cap Value Fund, and The Dreyfus Corporation is incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 135 to the Registration Statement, filed on February 24, 2009.

(7)
Amended and Restated Distribution Agreement dated October 1, 2010 is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 147 to the Registration Statement, filed on January 28, 2011.

(8)	Not Applicable.

(9)
Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 149 to the Registration Statement, filed on April 28, 2011.

(10)(a)
Shareholder Services Plan, dated December 20, 2007, amended October 29, 2009 and revised October 25, 2012, for Dreyfus/The Boston Company Small Cap Value Fund is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 158.

(10)(b)
Rule 18f-3 Plan for Dreyfus/The Boston Company Small Cap Value Fund, amended as of March 13, 2012 and revised as of October 25, 2012, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 158.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)(a)	Consent of KPMG LLP, the independent registered public accounting firm of the Registrant.*

(14)(b)	Consent of Ernst & Young LLP, the independent registered public accounting firm of Dreyfus Stock Funds.*

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)	The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 158.
________________________
*           Filed herein or herewith.

**           To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 14th day of February, 2013.

DREYFUS INVESTMENT FUNDS

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Bitetto, Joni Lacks Charatan, Joseph M. Chioffi, Janette E. Farragher, John B. Hammalian, Robert R. Mullery, Jeff Prusnofsky and James Windels and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak Bradley J. Skapyak	President (Principal Executive Officer)	February 14, 2013
/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	February 14, 2013
/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	February 14, 2013
/s/ Francine J. Bovich Francine J. Bovich	Board Member	February 14, 2013
/s/ James M. Fitzgibbons James M. Fitzgibbons	Board Member	February 14, 2013
/s/ Kenneth A. Himmel Kenneth A. Himmel	Board Member	February 14, 2013
/s/ Stephen J. Lockwood Stephen J. Lockwood	Board Member	February 14, 2013
/s/ Roslyn M. Watson Roslyn M. Watson	Board Member	February 14, 2013
/s/ Benaree Pratt Wiley Benaree Pratt Wiley	Board Member	February 14, 2013

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)(a)	Consent of KPMG LLP, the independent registered public accounting firm of the Registrant
(14)(b)	Consent of Ernst & Young LLP, the independent registered public accounting firm of Dreyfus Stock Funds